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                                                                 EXHIBIT 10.1(5)

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                 Patriot American Hospitality Partnership, L.P.

                               Fifth Amendment to
                           First Amended and Restated
                        Agreement of Limited Partnership


     This Fifth Amendment is made as of July 11, 1996 by PAH GP, Inc., a Virginia corporation, as general partner (the "General Partner") of Patriot American Hospitality Partnership, L.P. (the "Partnership"), for the purpose of amending the First Amended and Restated Agreement of Limited Partnership of the Partnership dated October 2, 1995 (as amended, the "Partnership Agreement"). All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Partnership Agreement.

     WHEREAS, the Person listed on Schedule A attached hereto (the
                                   ----------
"Contributor") has made the Capital Contribution to the Partnership as described in that Contribution Agreement between PAH Acquisition Corporation and Houston Greenspoint Hotel Associates, a Texas limited partnership (such Capital Contribution referred to herein as the "Greenspoint Contribution"); and

     WHEREAS, the General Partner desires to accept such Capital Contribution and to admit the Contributor to the Partnership as an Additional Limited Partner.

     NOW, THEREFORE, the General Partner has undertaken to take certain actions as follows:


Section 1.  Admission of Additional Limited Partner.
            ---------------------------------------

     (a) The Contributor has made the Greenspoint Contribution, the Agreed Value of which is set forth on Schedule A. The General Partner hereby accepts the
                         ----------
Greenspoint Contribution. In consideration of the Greenspoint Contribution and pursuant to Section 4.02(a)(i) of the Partnership Agreement, the General Partner hereby admits the Contributor as an Additional Limited Partner of the Partnership.

     (b) The admission of the Contributor as an Additional Limited Partner shall become effective as of the date of this Fifth Amendment, which will also be the date upon which the name of such Contributor is recorded on the books and records of the Partnership.

     Section 2.  Issuance of Partnership Units.  Pursuant to Section 4.02(a)(i)
                 -----------------------------
of the Partnership Agreement, the General Partner hereby issues to the Contributor the number of Partnership Units set forth next to such Contributor's name on Schedule A.
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     Section 3.  Amendment to Partnership Agreement.  Pursuant to Article XI of
                 ----------------------------------
the Partnership Agreement, the General Partner hereby amends the Partnership Agreement by deleting Exhibit A in its entirety and replacing it with Exhibit A
                      ---------                                       ---------
attached hereto.

     Section 4.  Section 704(c) Election.  With respect to the Greenspoint
                 -----------------------
Contribution, the General Partner has agreed to exercise its discretion as to elections of allocation methods under Section 704(c) of the Internal Revenue Code as set forth in Article VII of the Contribution Agreement.

     IN WITNESS WHEREOF, the General Partner has executed this Fifth Amendment as of the date first written above.

                                    General Partner:

                                    PAH GP, INC.


                                    By:
                                    Name:
                                    Its:

                                    Limited Partners:

                                    By:  PAH GP, INC, as attorney-in-fact
                                         for each of the Limited Partners



                                         By:
                                         Name:
                                         Title:



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
                                   Schedule A
                                   ----------

  Name and Address        Agreed Value of Capital       Number of Partnership
   of Contributor              Contribution          Units Issued to Contributor
- --------------------        ------------------       ---------------------------

Houston Greenspoint Hotel        $500,000                       17,036
     Associates
c/o Crow Family Holdings
3200 Trammell Crow Center
2001 Ross Avenue
Dallas, Texas  75201
Attn:  Sue Groenteman

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                                   Exhibit A



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